Subsequent Events	6 Months Ended	12 Months Ended
	Jun. 30, 2012	Dec. 31, 2011
SUBSEQUENT EVENTS	NOTE 16. SUBSEQUENT EVENTS On August 10, 2012, the Company closed a tender offer pursuant to which the Company proposed to exchange all of its outstanding Series D Warrants for its common stock.

Note 21: Subsequent Events

From January 1, 2012 through April 13, 2012, the Company issued an aggregate of 12,250 units of its Series G Preferred Units for total proceeds of $12.3 million. Each Series G Unit consists of: (i) one share of the Series G Preferred Stock (the “Series G Preferred Stock”) and (ii) 83 shares of common stock.

Of the 46,358 Series G Units issued through April 13, 2012, the Company issued 5,000 units of its Series G Units to Continental Casualty Company (“Continental”) on January 17, 2012, for total proceeds of $5.0 million. As partial consideration for Continental’s purchase of the Series G Units, LSGC Holdings agreed to certain amendments to the terms of the senior preferred membership interests in LSGC Holdings held by Continental. In addition, LSGC Holdings may be obligated to redeem the preferred membership interests if the Company (i) incurs aggregate indebtedness that exceeds (a) the indebtedness permitted under its working capital facility, not to exceed $75.0 million in total credit thereunder and (b) such additional unsecured indebtedness that when aggregated with such working capital facility, if any, exceed 300% of its earnings before interest, taxes, depreciation and amortization for the last 12 months or (ii) the Company issues outstanding preferred equity securities having an original principal amount of over $80.0 million in the aggregate. On January 17, 2012, in consideration for LSGC Holdings’ agreement to amend the preferred membership interest held by Continental, the Company entered into a letter agreement with LSGC Holdings pursuant to which it agreed to indemnify LSGC Holdings and its affiliates for any and all losses or damages as a result of any breach of, or redemption obligation arising, in connection, with the LSGC Holdings preferred membership interests held by Continental arising out of or relating to the Company’s incurrence of indebtedness in excess of the applicable cap or issuance of preferred equity securities in excess of the applicable cap. Pursuant to the letter agreement, the Company also agreed to pay Pegasus IV a fee of $250,000 for expenses incurred by Pegasus IV and its affiliates related to the Private Placements.

Through April 13, 2012, 15,650 and 12,958 Series G Units have been issued to PCA Holdings and Holdings II, respectively, for total proceeds of $15.7 million and $13.0 million, respectively, and 4,500 Series G Units have been issued to Leon Wagner, a member of the board of directors, for total proceeds of $4.5 million.